Exhibit 32.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Report of Bio Solutions Manufacturing, Inc., (the "Company") on Form 8-K, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joe H. Ashley, Principal Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:


1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: June 2, 2004          By: /s/Joe H. Ashley
                             ---------------------------
                             Joe H. Ashley
                             Principal Financial Officer
                             (or equivilant thereof)



     A signed original of this written statement required by section 906 has been provided to Bio Solutions Manufacturing, Inc. and will be retained by Bio Solutions Manufacturing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.